UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

MORGAN STANLEY CALIFORNIA TAX-FREE DAILY INCOME TRUST

MORGAN STANLEY INSTITUTIONAL LIQUIDITY FUNDS

MORGAN STANLEY TAX-FREE DAILY INCOME TRUST

MORGAN STANLEY U.S. GOVERNMENT MONEY MARKET TRUST

(Name of Registrant as Specified In Its Charter)

(none)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

MORGAN STANLEY CALIFORNIA TAX-FREE DAILY INCOME TRUST

MORGAN STANLEY INSTITUTIONAL LIQUIDITY FUNDS

MORGAN STANLEY TAX-FREE DAILY INCOME TRUST

MORGAN STANLEY U.S. GOVERNMENT MONEY MARKET TRUST

c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Joint Special Meeting of Shareholders (the "Meeting") of each portfolio (each, a "Portfolio" and, collectively, the "Portfolios") of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Institutional Liquidity Funds, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a "Trust" and, collectively, the "Trusts") will be held on February 25, 2022 at 9:00 a.m., Eastern time, and any adjournments or postponements thereof.

The Meeting will be held by audio teleconference only. You will not be able to attend the Meeting in person; all references herein to attending the Meeting or voting "in person" mean in person by means of audio teleconference rather than by physical presence.

The Meeting is being held for the following purposes:

1.  To elect five (5) Trustees of the Trusts; and

2.  To consider and act upon any other business as may properly come before the Meeting and any adjournments or postponements thereof.

Only shareholders of record of a particular Portfolio as of the close of business on December 27, 2021, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

Attending the Meeting by Teleconference as a Shareholder of Record

To participate in the Meeting, shareholders must send an email to shareholdermeetings@computershare.com by 5:00 p.m., Eastern Time, on February 22, 2022 in order to receive a toll-free phone number, participant code and instructions on how a shareholder may submit a vote during the Meeting. The phone number that will be provided will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call the proxy solicitor, Computershare Fund Services ("Computershare"), at 866-456-7801.

Registering to Attend the Meeting by Teleconference as a Beneficial Owner

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your Portfolio holdings along with your name and email address to Computershare. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration for the Meeting must be received no later than 5:00 p.m., Eastern Time, on February 22, 2022. You will receive a confirmation email from Computershare of your registration that will include information on how to participate in the Meeting and a control number that will allow you to vote during the Meeting.

The Board of Trustees of each Trust unanimously recommends that you vote "FOR" the proposal to elect Trustees of each Trust.

By Order of the Trustees of each Trust,

MARY E. MULLIN
Secretary

Dated: January 7, 2022

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy Card(s) or voting telephonically or on the Internet. If you are unable to attend the Meeting, please fill in, sign and return the enclosed Proxy Card(s) in order that the necessary quorum may be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Certain shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions contained on their Proxy Card(s).

IMPORTANT NOTICE

You should carefully review the accompanying Joint Proxy Statement. The following "Questions and Answers" are provided for your convenience. The information included in these "Questions and Answers" is qualified in its entirety by reference to the Joint Proxy Statement.

QUESTIONS AND ANSWERS

Why am I receiving these proxy materials?

You are receiving these proxy materials, which includes the Notice of Joint Special Meeting of Shareholders ("Notice"), the Joint Proxy Statement and your Proxy Card(s), because you have the right to notice of, and to vote at, a Joint Special Meeting of Shareholders (the "Meeting") of each portfolio (each, a "Portfolio" and, collectively, the "Portfolios") of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Institutional Liquidity Funds, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a "Trust" and, collectively, the "Trusts") that will be held on Friday, February 25, 2022. These proxy materials describe the Proposal (as defined below), which shareholders of the Portfolios will be asked to vote on at the Meeting, and provide instructions to shareholders on how to vote their shares at the Meeting.

What is the proposal that I am being asked to vote on?

The Meeting is being held for the purpose of electing five individuals (each, a "Nominee") to the Board of Trustees (each, a "Board") of each Trust (the "Proposal"). The Nominees are Nancy C. Everett, Jakki L. Haussler, Patricia A. Maleski, Frances L. Cashman, and Eddie A. Grier. Ms. Everett, Ms. Haussler, and Ms. Maleski currently serve on the Board of each Trust. Ms. Cashman and Mr. Grier do not currently serve on the Board of any Trust. Ms. Cashman and Mr. Grier would commence their service as a Trustee upon election to the Board of a Trust by the Trust's shareholders.

Why am I being asked to elect each of the Nominees?

The Board of each Trust currently consists of the same nine individuals, six of whom have previously been elected by shareholders to serve on the Boards as Trustees. Ms. Everett, Ms. Haussler, and Ms. Maleski have not previously been elected by shareholders. Ms. Everett and Ms. Haussler were appointed to each Board in January 2015. Ms. Maleski was appointed to each Board in January 2017. Ms. Everett, Ms. Haussler, and Ms. Maleski were each appointed by the then-current members of each Board.

By law, a vacancy on a Trust's Board may be filled by the appointment of a Trustee without a shareholder vote only if, immediately after such appointment, at least two-thirds of the Trust's Board have been elected by shareholders. Because three of the nine individuals serving on each Board have already been appointed, the

3

departure of any current Trustee that was previously elected by shareholders will create a vacancy that could not be filled without a shareholder vote.

Electing each of the Nominees will give each Board maximum flexibility to fill future vacancies by appointment without incurring the additional expense and administrative burden associated with calling one or more meetings of shareholders to fill those vacancies.

Each Board has established a Governance Committee (collectively, the "Governance Committees"), which is comprised entirely of "Independent Trustees" (i.e., not an "interested person" of a Trust as defined in the Investment Company Act of 1940). The Governance Committees identify individuals qualified to serve as Independent Trustees on a Trust's Board and recommend such qualified individuals for nomination by a Trust's Independent Trustees as candidates for election as Independent Trustees. Members of the Governance Committees and other members of the Boards interview potential Trustee candidates as part of the selection process when evaluating new Trustee candidates. When a Board nominates Trustees for election at a shareholders meeting, it evaluates the experience, qualifications, attributes and skills that an individual Trustee candidate contributes to the Board as a whole to assist the Board in discharging its duties. Although the Boards have not adopted a policy regarding diversity, the Governance Committees and the Boards take into account the diversity of a Trustee candidate's perspectives, background and other relevant demographics and the overall diversity of the Board's composition.

As part of this process, the Governance Committees conducted a series of meetings to consider Trustee candidates. This included separate meetings with the Boards, members of the Governance Committees, and Trustee candidates.

After a rigorous review process, including meetings and interviews of select Trustee candidates throughout the year, the Governance Committees unanimously resolved to recommend to each Board for approval Mr. Grier and Ms. Cashman as Nominees to serve as Independent Trustees of each Trust. Each Governance Committee, in connection with the recommendations, considered each of Ms. Cashman's and Mr. Grier's candidacy, including their experience, qualifications, attributes, reputation, skills and diversity.

With respect to Nominees Ms. Everett, Ms. Haussler, and Ms. Maleski, the Governance Committees and the Boards had followed a similar year-long-plus robust search process and considered similar factors when they unanimously recommended and appointed to each Board Ms. Everett and Ms. Haussler effective January 1, 2015, and Ms. Maleski effective January 1, 2017, respectively. Each Board noted that Ms. Everett, Ms. Haussler, and Ms. Maleski have gained significant institutional knowledge about the Trusts since their appointment to the Board.

Based on these recommendations with respect to Ms. Cashman and Mr. Grier, and the Governance Committees' similar prior findings and recommendations with respect to Ms. Everett, Ms. Haussler, and Ms. Maleski, each Board unanimously nominated each of the Nominees for election as Independent Trustee of each Trust.

4

How does the Board suggest I vote?

The Board of each Trust has carefully considered the Proposal as it applies to each Trust and unanimously recommends that you vote "FOR" the Proposal.

Why does the Board recommend that I vote "FOR" the Proposal?

Each Trust seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Nominee is or continues to be qualified to serve as a Trustee, each Board considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Nominee, each Board has determined that each Nominee is qualified to serve and should serve, or continue to serve, as a Trustee of the applicable Trust.

I only hold a small investment. Does my vote matter?

Yes. All shareholders, regardless of the size of their investments, are encouraged to vote. Your vote is needed to ensure that the Proposal can be acted upon at the Meeting. To act upon the Proposal, a certain percentage of shares must be represented at the Meeting. This is called a quorum. If a Trust does not obtain a quorum, the Meeting will be adjourned to a future date. In order to reach quorum, the Trusts may make follow-up solicitations to shareholders through additional mailings or phone calls. These follow-up solicitations can be costly. Casting your vote will help avoid these costs.

How do I vote my shares?

You can vote in any of the following ways:

•  Through the Internet by logging on to the website indicated on your Proxy Card(s);

•  By calling the toll-free phone number on your Proxy Card(s);

•  By mailing the enclosed Proxy Card(s) after signing and dating; or

•  By attending the Meeting by teleconference (please note, however, that if you plan to attend the Meeting by teleconference, you must send an email to shareholdermeetings@computershare.com by 5:00 p.m., Eastern Time, on February 22, 2022 in order to receive a toll-free phone number, participant code and instructions on how to submit a vote during the Meeting).

You are encouraged to follow the instructions on your Proxy Card(s) to vote your shares through the Internet or by telephone. Using these methods is quick and easy. No matter what method you choose, however, please carefully read the accompanying Joint Proxy Statement before you vote.

5

What is the deadline for submitting my vote?

Please vote as soon as possible to help the Trusts receive enough votes to act on the Proposal. If you do not plan to attend the Meeting, your vote must be received by the Trusts prior to the start of the Meeting at 9:00 a.m., Eastern Time, on February 25, 2022.

Who should I call if I have questions?

If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call the proxy solicitor, Computershare Fund Services, at 866-456-7801.

The accompanying Joint Proxy Statement contains detailed information about the Proposal. Please read it carefully before casting your vote. Your vote is important no matter how many shares you own.

6

Morgan Stanley California Tax-Free Daily Income Trust

Morgan Stanley California Tax-Free Daily Income Trust

Morgan Stanley Institutional Liquidity Funds

ESG Money Market Portfolio

Government Portfolio

Government Securities Portfolio

Prime Portfolio

Tax-Exempt Portfolio

Treasury Portfolio

Treasury Securities Portfolio

Morgan Stanley Tax-Free Daily Income Trust

Morgan Stanley Tax-Free Daily Income Trust

Morgan Stanley U.S. Government Money Market Trust

Morgan Stanley U.S. Government Money Market Trust

c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

JOINT PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD
FEBRUARY 25, 2022

This Joint Proxy Statement is being furnished in connection with the solicitation of proxies (separately referred to as a "Proxy" and collectively referred to as "Proxies") by the Board of Trustees of each of Morgan Stanley California Tax-Free Daily Income Trust ("CTFDI"), Morgan Stanley Institutional Liquidity Funds ("MSILF"), Morgan Stanley Tax-Free Daily Income Trust ("TFDI") and Morgan Stanley U.S. Government Money Market Trust ("USGMMT") (each, a "Trust" and, collectively, the "Trusts"). The Proxies are being solicited for use at a Joint Special Meeting of Shareholders (the "Meeting") of the portfolios listed above (each, a "Portfolio" and, collectively, the "Portfolios") that will be held on February 25, 2022 at 9:00 a.m., Eastern Time, and any adjournments or postponements thereof.

The Meeting will be held by audio teleconference only. You will not be able to attend the Meeting in person; all references herein to attending the Meeting or voting "in person" mean in person by means of audio teleconference rather than by physical presence. It is expected that this Joint Proxy Statement and the accompanying Notice of a Joint Special Meeting of Shareholders ("Notice") and Proxy Card(s) will first be mailed to shareholders of the Portfolios ("Shareholders") on or about January 18, 2022. The purposes of the Meeting, the matters to be acted upon and the commencement time of the Meeting are set forth in the accompanying Notice.

If the accompanying Proxy Card(s) for a Portfolio is properly executed and returned in time, or is submitted by telephone or Internet, to be voted at the Meeting,

7

the Proxies named therein will vote the Shares (as defined below) with respect to the Portfolio represented by it in accordance with the instructions marked thereon. Properly executed but unmarked Proxy Cards submitted by Shareholders will be voted FOR the proposal set forth in the Notice and described in this Joint Proxy Statement (the "Proposal"). A Proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of a Trust, execution and delivery of a later dated Proxy to the Secretary of a Trust (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a Proxy; you must vote in person at the Meeting.

Each Board has fixed the close of business on December 27, 2021, as the record date (the "Record Date") for the determination of Shareholders entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof. Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. Exhibit A to this Joint Proxy Statement sets forth the number of shares of beneficial interest of each Portfolio ("Shares") outstanding as of the Record Date. Exhibit B to this Joint Proxy Statement sets forth the persons who owned beneficially more than 5% of the outstanding Shares of any class of a Portfolio.

Only one Joint Proxy Statement may be delivered to multiple Shareholders sharing an address, unless a Trust has received contrary instructions. Each Trust will furnish, upon written or oral request, a separate copy of the Joint Proxy Statement to a Shareholder at a shared address to which a single Joint Proxy Statement was delivered. Requests for a separate Joint Proxy Statement, and notifications to a Trust that a Shareholder wishes to receive separate copies in the future, should be made in writing to that Trust, c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804, or by calling toll-free (800) 548-7786. Multiple Shareholders who are sharing an address and currently receive multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements by calling toll-free (800) 548-7786.

The cost of soliciting Proxies for the Meeting, including printing and mailing expenses, is expected to be approximately $500,000, which will be borne pro rata by each Portfolio based on the number of shareholder accounts. The solicitation of Proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of a Trust or officers and regular employees of Morgan Stanley Investment Management Inc. (the "Adviser") and its affiliates, without special compensation therefor. In addition, each Trust, on behalf of its Portfolios, may employ Computershare Fund Services ("Computershare") to make telephone calls to Shareholders to remind them to vote. Each Trust, on behalf of its Portfolios, may also employ Computershare as proxy solicitor.

Shareholders may be able to vote their Shares by touchtone telephone or by Internet by following the instructions on the Proxy Card(s) accompanying this Joint

8

Proxy Statement. The Internet procedures are designed to authenticate a Shareholder's identity to allow Shareholders to vote their Shares and confirm that their instructions have been properly recorded. To vote by Internet or by touchtone telephone, Shareholders can access the website or call the toll-free number listed on the Proxy Card(s). To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the Proxy Card(s).

In certain instances, Computershare may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Proposal other than to refer to the recommendation of the Board. The Trusts have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their Shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Joint Proxy Statement and may vote by mail using the enclosed Proxy Card(s) or by Internet or touchtone telephone as set forth above. The last proxy vote received in time to be voted, whether by Internet, mailed Proxy Card(s) or touchtone telephone, will be the vote that is counted and will revoke all previous votes by the Shareholder. In the event that Computershare is retained as proxy solicitor, Computershare will be paid for telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, at an estimated cost of $130,000 (which is reflected in the overall expenses noted above).

Each Trust will furnish, without charge, a copy of each Portfolio's most recent annual report or semi-annual report, to any Shareholder requesting such report(s). Requests for a shareholder report should be made in writing to the applicable Trust, c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804, or by calling (800) 548-7786. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request. You may also view a shareholder report on the Adviser's Internet website at www.morganstanley.com/im.

The Board of each Trust unanimously recommends that you vote "FOR" the Proposal to elect Trustees of each Trust.

Your vote is important. Please return your Proxy Card(s) promptly no matter how many Shares you own.

9

THE PROPOSAL: ELECTION OF TRUSTEES

At the Meeting, Shareholders of each Trust will be asked to consider and vote on the election of Trustees for that Trust. The following individuals (each, a "Nominee" and, collectively, the "Nominees") have been nominated for election as Trustees of each Trust:

•  Nancy C. Everett

•  Jakki L. Haussler

•  Patricia A. Maleski

•  Frances L. Cashman

•  Eddie A. Grier

Ms. Everett, Ms. Haussler, and Ms. Maleski currently serve as Trustees on each Trust's Board. Ms. Cashman and Mr. Grier would commence their service as a Trustee upon election to the Board of a Trust by the Trust's Shareholders. Ms. Cashman and Mr. Grier currently serve as Advisory Board Members. As Advisory Board Members, Ms. Cashman and Mr. Grier may be invited to attend meetings of a Board or committee, but are not permitted to vote at those meetings. The six other Trustees that currently serve on the Board of each Trust have previously been elected by shareholders and are not standing for election.

The Board of each Trust currently consists of the same nine Trustees, each of whom is an "Independent Trustee" (i.e., not an "interested person" of a Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). If elected, each of the Nominees that are not currently Trustees would also be Independent Trustees.

Each Trustee serves an indefinite term until (i) their successor has been elected and qualified, (ii) their death, (iii) their resignation, (iv) their removal, (v) they have reached retirement age, or (vi) the termination of the Trust.

Pursuant to the 1940 Act, a vacancy on a Trust's Board may be filled by the appointment of a Trustee without a Shareholder vote only if, immediately after such appointment, at least two-thirds of the Trust's Board have been elected by Shareholders. Each of the Nominees who are currently Trustees were appointed in accordance with the requirements of the 1940 Act and the applicable Trust's Declaration of Trust and by-laws. As a result of the requirements of the 1940 Act, no Board may appoint a Trustee to fill a vacancy caused by a Trustee that was previously elected by Shareholders because immediately after such appointment, less than two-thirds of the Trustees will have been elected by Shareholders.

Electing each of the Nominees will give each Board maximum flexibility to fill future vacancies by appointment (subject to the requirements of the 1940 Act) without incurring the additional expense and administrative burden associated with calling one or more meetings of Shareholders to fill those vacancies. In addition, each Board

10

believes that the election of Ms. Cashman and Mr. Grier would further enhance the depth and breadth of the Board and that the addition of these well-qualified individuals to the Board would further enhance the Board's oversight of the Trusts.

Each Board has established a Governance Committee (collectively, the "Governance Committees"), which is comprised entirely of Independent Trustees. The Governance Committees identify individuals qualified to serve as Independent Trustees on a Trust's Board and recommend such qualified individuals for nomination by a Trust's Independent Trustees as candidates for election as Independent Trustees. In evaluating candidates to serve as Trustee, the Governance Committees consider such factors as they deem appropriate under the particular facts and circumstances including, but not limited to, whether the Trustee candidates have a broad spectrum of experience and expertise with a reputation for integrity, have experience in positions with a high degree of responsibility, are leaders in the companies or institutions with which they are affiliated, and can contribute to the Board and management and have the ability to represent the interests of Shareholders.

Although the Boards have not adopted a policy regarding diversity, the Governance Committees and the Boards take into account the diversity of a Trustee candidate's perspectives, background and other relevant demographics and the overall diversity of the Board's composition. The Boards and Governance Committees believe the Boards generally benefit from diversity of background, experience and views among its members, and consider this a factor in evaluating the composition of each Board. The Governance Committees and Boards may also consider specific skills and experience they are seeking in Trustee candidates based on the needs of each Trust at a specific time. In considering Trustee candidates for each Board, the Governance Committees consider the entirety of each candidate's credentials in the context of these criteria. In accordance with their Committee Charters, the Governance Committees recommend to the Boards candidates that the Governance Committees view as having such knowledge, experience, skills, expertise and diversity so as to enhance each Board's ability to oversee the affairs and business of the Trust it oversees, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law or regulation.

Members of the Governance Committees and other members of the Boards interview potential Trustee candidates as part of the selection process when evaluating new Trustee candidates. When a Board nominates candidates for election as Trustees, the Board evaluates the experience, qualifications, attributes and skills that an individual Trustee candidate contributes to the Board as a whole to assist the Board in discharging its duties. As part of the ongoing process to evaluate these attributes, each Board performs an annual self-evaluation.

The process for searching for new Trustees began in December 2020. After reviewing each Board's needs and setting a basic timeline, each Governance Committee, in consultation with its applicable Board and independent legal counsel, considered numerous candidates with varied experience, including asset management,

11

accounting, risk management, distribution, brokerage, academia and consulting, among other areas. As part of this process, the Governance Committees conducted a series of virtual and telephonic meetings throughout 2021 during regularly scheduled Board meetings, executive sessions, and on an ad hoc basis outside of the regular schedule of meetings to consider this matter and to refine the Trustee candidates list. This included separate meetings with the Boards, Governance Committee members, and the Trustee candidates, with the presence of independent legal counsel. Certain individual Board members also met with Trustee candidates separately.

After a rigorous review process, including meetings and interviews of select Trustee candidates in May, June, and October of 2021, with follow up discussions in October and November 2021, each Governance Committee at a meeting held on November 30, 2021 unanimously resolved to recommend to its applicable Board for approval Mr. Grier and Ms. Cashman as Nominees to serve as Independent Trustees on each Board. Each Governance Committee, in connection with the recommendations, considered each of Ms. Cashman's and Mr. Grier's candidacy, including their experience, qualifications, attributes, reputation, skills and diversity.

With respect to Ms. Everett, Ms. Haussler, and Ms. Maleski, the Governance Committees and the Boards followed a similar year-long-plus robust search process and considered similar factors when they unanimously recommended and appointed to each Board Ms. Everett and Ms. Haussler effective January 1, 2015, and Ms. Maleski effective January 1, 2017, respectively. Each Board noted that Ms. Everett, Ms. Haussler, and Ms. Maleski have gained significant institutional knowledge about the Trusts since their appointment to the Boards.

Based on these recommendations with respect to Ms. Cashman and Mr. Grier, and the Governance Committees' similar prior findings and recommendations with respect to Ms. Everett, Ms. Haussler, and Ms. Maleski, each Board unanimously nominated each of the Nominees for election as Independent Trustee at a meeting held on December 1-2, 2021.

Due to the ongoing COVID-19 pandemic, all meetings and interviews referenced herein as part of nomination process and undertaken in 2021 took place virtually or telephonically.

Information concerning the Nominees and other relevant information is provided below. Each of the Nominees has consented to their nomination and has agreed to serve if elected. If, at the time of the Meeting, for any reason, any Nominee is not available for election or able to serve as a Trustee, the Proxies will exercise their voting power in favor of such substitute Nominee, if any, as the Trustees may designate. The Trusts have no reason to believe that it will be necessary to designate a substitute Nominee.

If the Nominees are not elected, the Nominees that are currently Trustees of the Trusts will continue to be Trustees and oversee the Trusts and the Board will evaluate other potential options, including the possible nomination or appointment of new Trustees in compliance with applicable law.

12

The Board of each Trust unanimously recommends each of the Nominees for election by Shareholders to such Board.

Information Regarding the Trustees and Nominees

Each Board believes that an effective board consists of a diverse group of individuals who bring a variety of complementary skills that the Governance Committee and Board consider in the broader context of the Board's overall composition, with a view toward constituting a Board that has the best skill set and experience to oversee each Trust's business. As indicated below, the Trustees have a combined wealth of leadership experience derived from extensive service guiding large, complex organizations as executive leaders or board members and in government and academia. They have substantive knowledge and skills applicable to each Trust's business, including in the regulatory; public accounting and financial reporting; finance; risk management; business development; operations; strategic planning; management development, succession and compensation; corporate governance; public policy; international; banking; and financial services areas, among other areas. Each Governance Committee regularly reviews the composition of each Board in light of each Trust's evolving business requirements and its assessment of the Board's performance to ensure that the Board has the appropriate mix of skills needed for a broad set of challenges and an evolving market.

The table below provides certain information regarding each Trustee and Nominee. Exhibit C provides information regarding the executive officers of the Trusts.

13

Name, Address and Birth Year	Position(s) Held with Trusts	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee[1]	Other Directorships Held by Trustee or Nominee[2]
Previously Elected Trustees
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

14

Name, Address and Birth Year	Position(s) Held with Trusts	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee[1]	Other Directorships Held by Trustee or Nominee[2]
Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).

15

Name, Address and Birth Year	Position(s) Held with Trusts	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee[1]	Other Directorships Held by Trustee or Nominee[2]
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

16

Name, Address and Birth Year	Position(s) Held with Trusts	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee[1]	Other Directorships Held by Trustee or Nominee[2]
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of each Board and Trustee	Chair of each Board since August 2020 Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).
Nominees
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

17

Name, Address and Birth Year	Position(s) Held with Trusts	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee[1]	Other Directorships Held by Trustee or Nominee[2]
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011);

18

Name, Address and Birth Year	Position(s) Held with Trusts	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee[1]	Other Directorships Held by Trustee or Nominee[2]
					Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).

19

Name, Address and Birth Year	Position(s) Held with Trusts	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee[1]	Other Directorships Held by Trustee or Nominee[2]
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Advisory Board Member (not currently a Trustee)	Since January 1, 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, Georgia Tech Foundation (since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

20

Name, Address and Birth Year	Position(s) Held with Trusts	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee[1]	Other Directorships Held by Trustee or Nominee[2]
Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Advisory Board Member (not currently a Trustee)	Since January 1, 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Kieffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds.

1  The "Fund Complex" includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any registered funds that have an adviser that is an affiliate of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

2  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

21

Each Board has adopted a policy that Trustees are expected to retire no later than the end of the year they reach the age of 78. Each Board's Governance Committee has discretion to grant waivers from this retirement policy under special circumstances, including for Trustees to continue serving in Chair or Chair-related roles beyond the retirement age. Current Trustees who have reached the age of 75 as of January 1, 2021, are grandfathered as exceptions to the retirement policy and may continue to serve on a Board until the end of the year in which they turn 80 years of age.

As of November 30, 2021, no Independent Trustee, Nominee, or any of their immediate family members, owned beneficially or of record securities of an investment adviser or principal underwriter of a Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of a Trust.

It is a policy of each Trust's Board that each Trustee shall invest in any combination of the Morgan Stanley Funds that the Trustee determines meets his or her own specific investment objectives, without requiring any specific investment in any particular Morgan Stanley Fund.

The table below sets forth the dollar range of equity securities beneficially owned by each Trustee or Nominee in each Trust and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser and Morgan Stanley AIP GP LP) as of November 30, 2021.

Name of Trustee or Nominee	Dollar Range of Equity Securities in each Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies
Frank L. Bowman	None	Over $100,000
Kathleen A. Dennis	Morgan Stanley U.S. Government Money Market Trust (over $100,000)	Over $100,000
Nancy C. Everett	None	Over $100,000
Jakki L. Haussler	None	Over $100,000
Dr. Manuel H. Johnson	None	Over $100,000
Joseph J. Kearns	Treasury Securities Portfolio (over $100,000)	Over $100,000
Michael F. Klein	None	Over $100,000
Patricia A. Maleski	Prime Portfolio (over $100,000)	Over $100,000
W. Allen Reed	None	Over $100,000
Frances L. Cashman	None	None
Eddie A. Grier	None	None

As of November 30, 2021, the Trustees and officers of each Trust, as a group, owned less than 1% of any class of the outstanding Shares of a Portfolio.

22

Additional Information About the Nominees and Trustees

Each Trust seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Nominee or Trustee is or continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Nominee and Trustee, including those enumerated in the table above, each Board has determined that each Nominee and Trustee is qualified to serve and should serve, or continue to serve, as a Trustee of the applicable Trust. Following is a brief summary of the information that led to and/or supports this conclusion.

Nominees

Ms. Everett has over 35 years of experience in the financial services industry, including roles with both registered investment companies and registered investment advisers. By serving on the boards of registered funds, such as GMAM Absolute Return Strategies Fund, LLC and Emerging Markets Growth Fund, Inc., Ms. Everett has acquired significant experience with financial, accounting, investment and regulatory matters. Ms. Everett is also a Chartered Financial Analyst. Ms. Everett has served as a Trustee since 2015 and as Chairperson of each Board's Equity Investment Committee since January 2021.

With more than 30 years of experience in the financial services industry, including her years of entrepreneurial and managerial experience in the development and growth of Opus Capital Group, Ms. Haussler brings a valuable perspective to each Trust's Board. Through her role at Opus Capital and her service as a director of several venture capital funds and other boards, Ms. Haussler has gained valuable experience dealing with accounting principles and evaluating financial results of large corporations. She is a certified public accountant (inactive) and a licensed attorney in the State of Ohio (inactive). Ms. Haussler has served as a Trustee since 2015.

Ms. Maleski has over 30 years of experience in the financial services industry and extensive experience with registered investment companies. Ms. Maleski began her career as a certified public accountant at Price Waterhouse LLP ("PW") and was a member of PW's Investment Company Practice. After a brief stint at the Bank of New York, Ms. Maleski began her affiliation with the JPMorgan Funds, at the Pierpont Group and then with J.P. Morgan Investment Management Inc. From 2001-2013, Ms. Maleski held roles with increasing responsibilities, from Vice President and Board Liaison, Treasurer and Principal Financial Officer, Chief Administrative Officer and finally President and Principal Executive Officer for the JPMorgan Fund complex. Between 2013 and 2016, Ms. Maleski served as Global Head of Oversight and Control of JPMorgan Asset Management and then as Head of JPMorgan Chase's Fiduciary and Conflicts of Interest Program. Ms. Maleski has extensive experience in the management and operation of funds in addition to regulatory and accounting and valuation matters. Ms. Maleski has served as a Trustee since 2017.

23

With more than 30 years of experience in the financial services industry, Ms. Cashman possesses valuable insights and expertise regarding governance, marketing, communications, and strategy. Ms. Cashman is Chief Executive Officer of the Asset Management Division of Euromoney Institutional Investor PLC. Prior to that, Ms. Cashman spent over 20 years at Legg Mason & Co., ultimately serving as Executive Vice President and Global Head of Marketing and Communications. She has gained valuable experience as Director of two investment management entities and as a distribution leader reporting to boards of other mutual funds. In addition, Ms. Cashman also serves as Trustee for the Georgia Tech Foundation and the Gateway Foundation. Ms. Cashman also serves as an Advisory Board Member for FLX Distribution. Ms. Cashman has served as an Advisory Board Member since January 1, 2022.

During the course of a career spanning more than 40 years in both academia and industry, Mr. Grier has gained substantial experience in management, operations, finance, marketing, and oversight. Mr. Grier is the Dean of Santa Clara University's Leavey School of Business. Prior to that, Mr. Grier was the Dean of the Virginia Commonwealth University School of Business. Before joining academia, Mr. Grier spent 29 years at the Walt Disney Company where he served in various leadership roles, including as President of the Disneyland Resort. Mr. Grier also gained substantial oversight experience serving on the boards of Sonia Senior Living, Inc. (formerly, Capital Senior Living Corporation), NVR, Inc., and Middleburg Trust Company. In addition, Mr. Grier currently serves as a Director of Witt/Kieffer, Inc., Director of NuStar GP, LLC, Director of the Colonial Williamsburg Company, and Regent of University of Massachusetts Global. Mr. Grier is also a Certified Public Accountant. Mr. Grier has served as an Advisory Board Member since January 1, 2022.

Trustees

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various funds in the Fund Complex, where he serves as Chairperson of the Compliance and Insurance Committee (and formerly served as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee). Mr. Bowman also serves as a Director of Naval and Nuclear Technologies LLP and Director Emeritus for the Armed Services YMCA, and formerly served as a Director of BP, plc. Mr. Bowman serves as a Trustee of the Fairhaven United Methodist Church. Mr. Bowman is also a member of the National Security Advisory Council of the Center for U.S. Global Engagement, a member of the CNA Military Advisory Board and a member of the Dolphin Scholarship Foundation Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy's Chief of Naval Personnel (1994-1996), where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition,

24

Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officier de l'Orde National du Mérite from the French Government and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Governance Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Director of Victory Capital Management.

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for over 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Fund Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for nearly 20 years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns previously served as a Director of Electro Rent Corporation and previously served as Director of The Ford Family Foundation. The Board has determined that Mr. Kearns is an "audit committee financial expert" as defined by the SEC.

Through his prior positions as a Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President and a Trustee of the Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director and Co-Chief Executive and Co-President of Aetos Alternatives Management, LP and as Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

25

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Director of iShares, Inc. and his service as Chair of the Board and as Trustee or Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his prior positions as a Director of Legg Mason, Inc. and as President and CEO of General Motors Asset Management.

Board Structure and Oversight Function

Each Board's leadership structure features an Independent Trustee serving as Chairperson and the Board committees described below. The Chairperson participates in the preparation of the agenda for meetings of each Board and the preparation of information to be presented to each Board with respect to matters to be acted upon by each Board. The Chairperson also presides at all meetings of each Board and is involved in discussions regarding matters pertaining to the oversight of the management of each Trust between meetings.

Each Board operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, its Trust and Trust Shareholders, and to facilitate compliance with legal and regulatory requirements and oversight of its Trust's activities and associated risks. Each Board has established six standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Equity Investment Committee, (5) Fixed Income, Liquidity and Alternatives Investment Committee and (6) Risk Committee, which are each comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee's responsibilities with respect to the oversight of the Trust.

The Portfolios are subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Boards oversee these risks as part of their broader oversight of a Trust's affairs through various Board and committee activities. Each Board has adopted, and periodically reviews, policies and procedures designed to address various risks to a Portfolio. In addition, appropriate personnel, including but not limited to a Trust's Chief Compliance Officer, members of a Trust's administration and accounting teams, representatives from the Portfolios' independent registered public accounting firm, a Trust's Treasurer, portfolio management personnel, risk management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding a Trust's activities and related risks to the applicable Board and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly risk reports and discussions with members of the risk teams relating to each asset class. Each Board's committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Trust officers also communicate with the Trustees regarding material exceptions and items relevant to each Board's risk oversight function. Each Board recognizes that it is not possible to

26

identify all of the risks that may affect the Portfolios, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Portfolios. Moreover, each Board recognizes that it may be necessary for the Portfolios to bear certain risks (such as investment risk) to achieve their respective investment objectives.

As needed between meetings of each Board, the Board or a specific committee receives and reviews reports relating to the applicable Trust and engages in discussions with appropriate parties relating to the Trust's operations and related risks.

Board Meetings and Committees

Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Independent Trustees of a Trust are charged with recommending to the Trust's Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees of a Trust are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution.

Each Board has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Each Board's Audit Committee is charged with recommending to the full Board the engagement or discharge of the Portfolios' independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the applicable Trust's system of internal controls; and reviewing the valuation process.

The members of the Audit Committee of each Trust are Nancy C. Everett, Jakki L. Haussler and Joseph J. Kearns. None of the members of a Trust's Audit Committee is an "interested person," as defined under the 1940 Act, of the Trust. Each Independent Trustee is also "independent" from a Trust under the listing standards of the New York Stock Exchange ("NYSE"). The Chairperson of the Audit Committee of the Trust is Joseph J. Kearns.

27

The Board of each Trust also has a Governance Committee. Each Governance Committee identifies individuals qualified to serve as Independent Trustees on the applicable Trust's Board and on committees of such Board and recommends such qualified individuals for nomination by the Trust's Independent Trustees as candidates for election as Independent Trustees, advises the Trust's Board with respect to Board composition, procedures and committees, develops and recommends to the Trust's Board a set of corporate governance principles applicable to the Trust, monitors and makes recommendations on corporate governance matters and policies and procedures of the Trust's Board and any Board committees and oversees periodic evaluations of the Trust's Board and its committees. Each Trust has adopted a formal, written Governance Committee Charter, which is included in Exhibit D. A further description of, among other things, the goals and responsibilities of the Governance Committee with respect to Board candidates and nominees and Board composition, procedures and committees can be found in the Governance Committee Charter for each Trust. The members of the Governance Committee of each Trust are Kathleen A. Dennis, Manuel H. Johnson, Michael F. Klein, Patricia A. Maleski and W. Allen Reed, each of whom is an Independent Trustee. In addition, W. Allen Reed (as Chair of the Morgan Stanley Funds) periodically may attend other operating committee meetings. The Chairperson of each Governance Committee is Kathleen A. Dennis.

The Trusts do not have a separate nominating committee. While each Trust's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of each Trust believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, all the Independent Trustees participate in the selection and nomination of candidates for election as Independent Trustees for each Trust. Persons recommended by a Trust's Governance Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Trust, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of a Trust expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Trust's Board as they deem appropriate, they will consider nominations from Shareholders to the Board. Nominations from Shareholders should be in writing and sent to the Independent Trustees as described below.

Each Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the applicable Trust and the Board. Each Compliance and Insurance Committee consists of Frank L. Bowman, Kathleen A. Dennis and Patricia A. Maleski, each of whom is an Independent Trustee. The Chairperson of each Compliance and Insurance Committee is Frank L. Bowman.

28

Each Equity Investment Committee and Fixed Income, Liquidity and Alternatives Investment Committee oversee the applicable Trust's portfolio investment process and review the performance of the Trust's investments. Each Equity Investment Committee and Fixed Income, Liquidity and Alternatives Investment Committee also recommends to the applicable Board to approve or renew the Trust's Investment Advisory, Sub-Advisory and Administration Agreements. Each Investment Committee focuses on the applicable Trust's primary areas of investment, namely equities, fixed income, liquidity and alternatives. Kathleen A. Dennis, Nancy C. Everett, Jakki L. Haussler and Michael F. Klein are members of each Equity Investment Committee. The Chairperson of each Equity Investment Committee is Nancy C. Everett. Frank L. Bowman, Manuel H. Johnson, Joseph J. Kearns and Patricia A. Maleski are members of each Fixed Income, Liquidity and Alternatives Investment Committee. The Chairperson of each Fixed Income, Liquidity and Alternatives Investment Committee is Manuel H. Johnson.

The Risk Committees assist each Board in connection with the oversight of a Trust's risks, including investment risks, operational risks and risks posed by the Trust's service providers as well as the effectiveness of the guidelines, policies and processes for monitoring and mitigating such risks. The members of the Risk Committee of each Trust are Manuel H. Johnson, Michael F. Klein and W. Allen Reed, each of whom is an Independent Trustee. The Chairperson of each Risk Committee is Michael F. Klein.

During the most recent fiscal years ended January 31, 2021 for USGMMT, October 31, 2021 for MSILF, and December 31, 2021 for CTFDI and TFDI, each Board held the following meetings:

	Number of Meetings
Board/Committee	USGMMT	MSILF	CTFDI	TFDI
Board	12	6	6	6
Audit Committee	4	4	4	4
Governance Committee	6	10	9	9
Compliance and Insurance Committee	4	4	4	4
Equity Investment Committee	5[1]	5[1]	5	5
Fixed Income, Liquidity and Alternatives Investment Committee	9[1]	5[1]	5	5
Risk Committee	—[2]	3[2]	4	4

1  Prior to January 1, 2021, this Committee was constituted as a sub-committee of the now defunct Investment Committee, and the number of meetings indicated includes meetings as a sub-committee.

2  The Risk Committee was established on January 1, 2021.

No Trustee attended fewer than seventy-five percent of the meetings held by his or her Board or by any committee of which he or she was a member while he or she was a Trustee during the applicable fiscal year.

29

Advantages of Having the Same Individuals as Trustees for the Morgan Stanley Funds

In addition to being nominated to serve as Independent Trustees for each Trust, the Nominees are also being nominated by the boards of all the other Morgan Stanley Funds to serve as Independent Trustees. If elected, the Boards of all Morgan Stanley Funds would be comprised of the same individuals. The Independent Trustees and each Trust's management believe that having the same Independent Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Morgan Stanley Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Funds.

Shareholder Communications

Shareholders may send communications to each Trust's Board. Shareholders should send communications intended for a Trust's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either a Trust's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by a Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Compensation

Each Trustee (except for the Chair of the Boards) receives an annual retainer fee of $295,000 for serving as a Trustee of the Morgan Stanley Funds. Beginning January 1, 2022, each Advisory Board Member will receive an annual retainer fee of $295,000.

The Audit Committee Chairperson receives an additional annual retainer fee of $80,000, the Risk Committee Chairperson, the Equity Investment Committee Chairperson, Fixed Income, Liquidity and Alternatives Investment Committee Chairperson and Governance Committee Chairperson each receive an additional

30

annual retainer fee of $50,000 and the Compliance and Insurance Committee Chairperson receives an additional annual retainer fee of $65,000. The aggregate compensation paid to each Trustee is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds of the Morgan Stanley Funds based on the relative net assets of each of the funds. The Chair of the Boards receives a total annual retainer fee of $590,000 for his services and for administrative services provided to each Board.

Each Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. To the extent that a Trustee of a Trust is employed by the Adviser, that Trustee will receive no compensation or expense reimbursement from the Trust for their services as a Trustee.

Effective April 1, 2004, each Trust began a Deferred Compensation Plan (the "DC Plan"), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Trust.

Prior to April 1, 2004, each Trust maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following tables show the aggregate compensation payable to each Trustee by a Trust during the Trust's most recent fiscal year and the aggregate compensation payable to each Trustee by the Fund Complex for the calendar year ended December 31, 2021.

31

Name	Aggregate Compensation from USGMMT for Fiscal Year Ended January 31, 2021	Total Compensation from Fund Complex Paid to Trustees for Calendar Year Ended December 31, 2021
Frank L. Bowman	$1,094	$360,000
Kathleen A. Dennis	1,036	345,000
Nancy C. Everett	937	345,000
Jakki L. Haussler	906	295,000
Dr. Manuel H. Johnson	1,061	345,000
Joseph J. Kearns	1,152	375,000
Michael F. Klein	1,036	345,000
Patricia A. Maleski	906	295,000
W. Allen Reed	1,489	590,000
Name	Aggregate Compensation from MSILF for Fiscal Year Ended October 31, 2021	Total Compensation from Fund Complex Paid to Trustees for Calendar Year Ended December 31, 2021
Frank L. Bowman	$266,852	$360,000
Kathleen A. Dennis	255,733	345,000
Nancy C. Everett	255,496	345,000
Jakki L. Haussler	218,477	295,000
Dr. Manuel H. Johnson	255,733	345,000
Joseph J. Kearns	277,784	375,000
Michael F. Klein	255,724	345,000
Patricia A. Maleski	218,477	295,000
W. Allen Reed	437,305	590,000

Name	Aggregate Compensation from CTFDI for Fiscal Year Ended December 31, 2021	Aggregate Compensation from TFDI for Fiscal Year Ended December 31, 2021	Total Compensation from Fund Complex Paid to Trustees for Calendar Year Ended December 31, 2021
Frank L. Bowman	$34	$38	$360,000
Kathleen A. Dennis	32	36	345,000
Nancy C. Everett	32	36	345,000
Jakki L. Haussler	28	31	295,000
Dr. Manuel H. Johnson	32	36	345,000
Joseph J. Kearns	21	35	375,000
Michael F. Klein	32	36	345,000
Patricia A. Maleski	28	31	295,000
W. Allen Reed	55	62	590,000

Prior to December 31, 2003, 49 of the Morgan Stanley Funds (the "Adopting Funds") had adopted a retirement program under which an Independent Trustee who

32

retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to each Trust's Independent Trustees by each Trust as of the end of their most recent fiscal years and by the Adopting Funds for the calendar year ended December 31, 2021, and the estimated retirement benefits for each calendar year following retirement. Only Dr. Manuel H. Johnson participated in the retirement program.

	Manuel H. Johnson
	MSILF	TFDI	CTFDI	USGMMT	All Adopting Funds
Retirement Benefits Accrued as Trust Expenses	N/A	$(372)[1,4]	$(372)[1,4]	$693[2]	$(14,585)[3,4]
Estimated Annual Benefits Upon Retirement[5]	N/A	1,420	1,420	1,420	55,816

1.  Fiscal year ended December 31, 2021.

2.  Fiscal year ended January 31, 2021.

3.  Calendar year ended December 31, 2021.

4.  Mr. Johnson's retirement expenses are negative due to the fact that his retirement date has been extended and therefore his expenses have been over accrued.

5.  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

The Board of each Trust unanimously recommends that you vote "FOR" the Proposal to elect Trustees of each Trust.

ADDITIONAL INFORMATION

Quorum Requirements

The holders of a majority of the Shares issued and outstanding and entitled to vote on the Proposal, present in person or represented by proxy, will constitute a quorum. Quorum will be assessed and determined for each Trust separately.

If a Proxy Card is properly executed and returned accompanied by instructions to withhold authority (an abstention), the Shares represented thereby will be counted as Shares present and entitled to vote for purposes of determining whether a quorum is present. Properly executed but unmarked Proxy Cards (that is Proxy Cards that do not indicate how the vote should be cast) submitted by Shareholders will be counted as Shares present and entitled to vote for purposes of determining whether a quorum is present and will be voted FOR the Proposal.

33

Approval Requirements

Approval of the Proposal requires the affirmative vote of a majority of Shares represented in person or by proxy and entitled to vote at the Meeting. Abstentions are not considered votes "FOR" the Proposal at the Meeting. As a result, abstentions have the same effect as a vote against the Proposal.

Although this Joint Proxy Statement may include information relating to a Portfolio or Trust that you did not own Shares of as of the Record Date (because a Joint Proxy Statement and Meeting is expected to be more cost effective given the same Proposal is being considered by each Trust), the Proposal will be voted upon separately by Shareholders of each Trust. Shareholders of each Portfolio of a Trust will vote together as a single class with respect to the Proposal and the outcome of the Proposal for one Trust will not impact the outcome for any other Trust.

Adjournments

In the absence of a quorum, the Meeting may be adjourned in accordance with a Trust's by-laws by: (1) the chairman of the Meeting; (2) an officer of the Trust; or (3) the affirmative vote of the holders of a majority of Shares then present in person or represented by proxy and entitled to vote thereat. The chairman of the Meeting, an officer of the Trust or the Shareholders present in person or represented by proxy at the Meeting and entitled to vote thereat also shall have the power to adjourn the Meeting from time to time in accordance with a Trust's by-laws if the vote required to approve or reject the Proposal is not obtained (with proxies being voted for or against adjournment consistent with the votes for and against the Proposal).

Independent Registered Public Accounting Firm

The Board of each Trust, including a majority of the Independent Trustees acting on the recommendation of the Audit Committee of the Board of such Trust, has selected Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5021, to act as the independent registered public accounting firm for each Portfolio for its respective fiscal year.

Additional information regarding the fees each Trust paid to its independent registered public accounting firm during the two previous fiscal years is included in Exhibit E.

Representatives from Ernst & Young LLP are not expected to be present at the Meeting. Ernst & Young LLP will have the opportunity to make a statement if they desire to do so and representatives from Ernst & Young LLP are expected to be available by telephone to respond to appropriate questions.

Administrator

The Adviser, whose principal address is 522 Fifth Avenue, New York, NY 10036, also serves as administrator for each Trust. State Street Bank and Trust Company

34

serves as sub-administrator to each Trust. The business address of State Street Bank and Trust Company is One Lincoln Street, Boston, MA 02111-2101.

Principal Underwriter

Morgan Stanley Distribution, Inc., whose principal address is 522 Fifth Avenue, New York, NY 10036, is the principal underwriter for each Portfolio.

Submission of Shareholder Proposals

The Trusts are not required and do not intend to hold regular shareholder meetings unless shareholder action is required in accordance with the 1940 Act or other applicable law or a Trust's Declaration of Trust or by-laws. Shareholders who would like to submit proposals for consideration at future shareholder meetings of a Trust should send written proposals to Mary E. Mullin, Secretary, 1633 Broadway, New York, NY 10019. To be considered for presentation at a Shareholders' meeting, rules promulgated by the Securities and Exchange Commission require that, among other things, a Shareholder's proposal must be received at the offices of the Trust within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Other Matters

The Boards know of no business, other than that set forth in the Notice, to be presented for consideration at the Meeting. However, the Joint Proxy Statement confers discretionary authority upon the persons named as proxies on the enclosed Proxy Card(s) to vote as they determine on other business, not currently contemplated, which may come before the Meeting.

MARY E. MULLIN
Secretary

Dated: January 7, 2022

Shareholders who do not expect to be present at the Meeting and who wish to have their Shares voted are requested to vote their Shares over the Internet, by telephone or by dating and signing the enclosed Proxy Card(s) and returning it in the enclosed envelope. No postage is required if mailed in the United States.

35

Exhibit A

SHARES OUTSTANDING

Each Portfolio's Shares outstanding as of the Record Date is set forth in the table below.

CTFDI

Portfolio	Outstanding Shares
Morgan Stanley California Tax-Free Daily Income Trust	30,226,468.33
Class R	23,844,113.51
Class S	6,382,354.82

MSILF

Portfolio	Outstanding Shares
ESG Money Market Portfolio	3,875,542,041.87
Administrative Class	0.00
Advisory Class	51,038.11
CastleOak Class	254,907,899.05
Cash Management Class	8,334,715.45
Institutional Class	3,613,146,244.43
Institutional Select Class	51,235.16
Investor Class	3.00
Participant Class	50,906.67
Government Portfolio	156,374,483,895.55
Administrative Class	375,670,065.80
Advisory Class	1,690,202,737.05
CastleOak Class	381,771,186.54
Cash Management Class	4,383,933.71
Institutional Class	125,259,470,448.29
Institutional Select Class	24,869,583,312.45
Investor Class	1,759,374,992.91
Participant Class	2,033,976,613.16
Select Class	50,605.64
Government Securities Portfolio	18,960,994,080.38
Administrative Class	50,923.91
Advisory Class	46,188,319.90
Cash Management Class	324,201.31
Institutional Class	1,033,178,164.55
Institutional Select Class	50,984.94
Investor Class	50,954.90
Participant Class	17,881,150,530.87

Exhibit A-1

Portfolio	Outstanding Shares
Prime Portfolio	15,023,740,550.78
Administrative Class	0.00
Advisory Class	1,659,033.20
Cash Management Class	5,224,192.82
Institutional Class	15,011,132,795.55
Institutional Select Class	5,724,529.21
Investor Class	0.00
Participant Class	0.00
Tax-Exempt Portfolio	232,151,479.54
Administrative Class	0.00
Advisory Class	0.00
Cash Management Class	4,592,275.13
Institutional Class	227,508,465.72
Institutional Select Class	50,738.68
Investor Class	0.00
Participant Class	0.00
Treasury Portfolio	42,703,446,113.44
Administrative Class	3,279,428.71
Advisory Class	556,673,593.89
Cash Management Class	17,337,485.18
Institutional Class	22,035,616,500.07
Institutional Select Class	15,921,309,398.12
Investor Class	113,098,548.37
Participant Class	4,056,078,586.45
Select Class	50,572.65
Treasury Securities Portfolio	57,415,815,559.64
Administrative Class	17,800,513.89
Advisory Class	20,942,461.65
Cash Management Class	9,682,814.22
Institutional Class	56,590,017,941.26
Institutional Select Class	777,163,951.62
Investor Class	50,945.45
Participant Class	106,374.96
Select Class	50,556.59

TFDI

Portfolio	Outstanding Shares
Morgan Stanley Tax-Free Daily Income Trust	32,608,018.87
Class R	13,747,445.23
Class S	18,860,573.64

Exhibit A-2

USGMMT

Portfolio	Outstanding Shares
Morgan Stanley U.S. Government Money Market Trust	692,285,067.19
Class R	572,794,584.55
Class S	119,490,482.64

Exhibit A-3

Exhibit B

SECURITY OWNERSHIP OF CERTAIN OWNERS

As of November 30, 2021, the following persons were known to own of record or beneficially 5% or more of the outstanding Shares of any class of the Portfolios listed below:

CTFDI

Morgan Stanley California Tax-Free Daily Income Trust

Class	Name and Address	Shares	% of Class
R	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ, FL 2 NEW YORK NY 10004-1935	23,715,380.24	99.99%
S	MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1300 THAMES ST WHARF, 6TH FL BALTIMORE, MD 21231-3496	6,538,674.59	99.23%

MSILF

ESG Money Market Portfolio

Class	Name and Address	Shares	% of Class
Advisory	MORGAN STANLEY INVESTMENT MANAGEMENT ATTN MICHAEL AGOSTA 750 SEVENTH AVE, 12TH FL NEW YORK, NY 10019-6835	51,036.01	100.00%
Cash Management	MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1300 THAMES ST WHARF, 6TH FL BALTIMORE, MD 21231-3496	8,292,234.59	99.49%
CastleOak	OFFICE OF THE ILLINOIS TREASURER IPTIP/ILLINOIS FUNDS MMF ATTN JACK WEISENBORN 1 E OLD STATE CAPITOL PLZ SPRINGFIELD, IL 62701-1320	249,801,564.73	98.00%
Institutional	MORGAN STANLEY & CO INC. FBO 038CAB4V3 201 HARBORSIDE FINANCIAL CTR., PLAZA III, FL 2 JERSEY CITY, NJ 07311	247,652,682.36	6.80%
	MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1300 THAMES ST WHARF, 6TH FL BALTIMORE, MD 21231-3496	2,035,457,006.80	55.91%
Institutional Select	MORGAN STANLEY INVESTMENT MANAGEMENT ATTN MICHAEL AGOSTA 750 SEVENTH AVE, 12TH FL NEW YORK, NY 10019-6835	51,233.06	100.00%

Exhibit B-1

Class	Name and Address	Shares	% of Class
Investor	MSILF OUTPUT AUDIT DEPT TEST ACCOUNT C/O MST ATTN RICK WILKINSON 522 5TH AVE, FL 6TH NEW YORK, NY 10036-7601	3.00	100.00%
Participant	MORGAN STANLEY INVESTMENT MANAGEMENT ATTN MICHAEL AGOSTA 750 SEVENTH AVE, 12TH FL NEW YORK, NY 10019-6835	50,904.57	100.00%

Government Portfolio

Class	Name and Address	Shares	% of Class
Administrative	HARE & CO 2 ATTN STIF OPERATIONS PO BOX 223910 PITTSBURGH, PA 15251-2910	43,711,815.10	12.33%
	ZIONS FIRST NATIONAL BANK TRUST DEPT ATTN ROBYN BROADHEAD PO BOX 30880 SALT LAKE CITY, UT 84130-0880	234,322,599.58	66.08%
Advisory	HARE & CO 2 ATTN STIF OPERATIONS PO BOX 223910 PITTSBURGH, PA 15251-2910	160,617,304.12	8.44%
	MANUFACTURERS AND TRADERS TRUST COMPANY ATTN TRUST & INVESTMENT SERVICES 1100 WEHRLE DR WILLIAMSVILLE, NY 14221-7748	374,033,519.41	19.65%
	SEI PRIVATE TRUST COMPANY C/O REGIONS BANK 1 FREEDOM VALLEY DR OAKS, PA 19456-9989	874,185,131.65	45.93%
	STATE STREET BANK & TRUST CO CUST FBO FNZ TR CO CLIENTS 1 HERITAGE DR # OHD3 NORTH QUINCY, MA 02171-2105	127,240,216.32	6.69%
	ZIONS FIRST NATIONAL BANK TRUST DEPT ATTN ROBYN BROADHEAD PO BOX 30880 SALT LAKE CITY, UT 84130-0880	173,950,873.32	9.14%
Cash Management	MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1300 THAMES ST WHARF, 6TH FL BALTIMORE, MD 21231-3496	4,332,900.99	98.84%
CastleOak	STATE OF CONNECTICUT EXTENDED INVESTMENT PORTFOLIO 55 ELM ST, FL 6 HARTFORD, CT 06106-1746	200,041,154.81	52.40%

Exhibit B-2

Class	Name and Address	Shares	% of Class
	STATE STREET GLOBAL MARKETS LLC ATTN GREGORY FORTUNA 1 LINCOLN ST SFC-6 BOSTON, MA 02111-2901	165,022,225.99	43.23%
Institutional	HARE & CO 2 ATTN STIF OPERATIONS PO BOX 223910 PITTSBURGH, PA 15251-2910	15,614,198,995.89	12.78%
	MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1300 THAMES ST WHARF, 6TH FL BALTIMORE, MD 21231-3496	9,117,354,929.41	7.47%
	US BANK NA FBO SVB PO BOX 1787 MILWAUKEE, WI 53201-1787	27,533,940,407.36	22.54%
Institutional Select	SILICON VALLEY BANK ATTN LIQUIDITY MNGT MIDDLE OFFICE 3003 TASMAN DR SANTA CLARA, CA 95054-1191	23,016,088,096.74	96.22%
Investor	MANUFACTURERS AND TRADERS TRUST COMPANY ATTN TRUST & INVESTMENT SERVICES 1100 WEHRLE DR WILLIAMSVILLE, NY 14221-7748	100,631,935.07	6.75%
	REGIONS BANK ATTN TONYA JAMES 2090 PARKWAY OFFICE CIR HOOVER, AL 35244-1805	1,390,924,050.22	93.25%
Participant	UMB BANK NA ATTN TRUST DEPT MONEY MARKET DESK 928 GRAND BLVD MS 1010405 PO BOX 419260 KANSAS CITY, MO 64141-6260	2,248,562,098.58	99.99%
Select	MORGAN STANLEY INVESTMENT MANAGEMENT ATTN MICHAEL AGOSTA 750 SEVENTH AVE, 12TH FL NEW YORK, NY 10019-6835	50,604.50	100.00%

Government Securities Portfolio

Class	Name and Address	Shares	% of Class
Administrative	MORGAN STANLEY INVESTMENT MANAGEMENT ATTN MICHAEL AGOSTA 750 SEVENTH AVE, 12TH FL NEW YORK, NY 10019-6835	50,923.55	100.00%

Exhibit B-3

Class	Name and Address	Shares	% of Class
Advisory	UMB BANK NA ATTN TRUST DEPT MONEY MARKET DESK 928 GRAND BLVD MS 1010405 PO BOX 419260 KANSAS CITY, MO 64141-6260	42,280,605.26	99.83%
Cash Management	MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1300 THAMES ST WHARF, 6TH FL BALTIMORE, MD 21231-3496	324,198.61	100.00%
Institutional	GS GLOBAL CASH SERVICES OMNIBUS A/C FBO GOLDMAN SACHS & CO LLC CUSTOMERS ATTN FINANCIAL CONTROL 71 S WACKER DR, STE 500 CHICAGO, IL 60606-4673	157,067,928.28	11.98%
	HARE & CO 2 ATTN STIF OPERATIONS PO BOX 223910 PITTSBURGH, PA 15251-2910	158,726,677.92	12.11%
	JPMORGAN CHASE BANK, N.A. FBO ITS CUSTOMERS ATTN LIQUIDITY OPERATIONS 10410 HIGHLAND MANOR DRIVE, FL 03 TAMPA, FL 33610-9128	150,000,001.00	11.44%
	JPMS—CHASE PROCESSING 28521 JPMS IB 352 FBO 7528105419105 4 CHASE METROTECH CTR, 7TH FL BROOKLYN, NY 11245-0003	197,004,547.35	15.03%
	JPMS—CHASE PROCESSING 28521 JPMS IB 352 FBO 7528153815153 4 CHASE METROTECH CTR, 7TH FL BROOKLYN, NY 11245-0003	196,000,000.00	14.95%
	MORGAN STANLEY & CO INC. FBO 038CAC557 201 HARBORSIDE FINANCIAL CTR., PLAZA III, FL 2 JERSEY CITY, NJ 07311	136,331,711.53	10.40%
	WELLS FARGO BANK FBO CUSTOMERS ATTN MONEY FUNDS 1525 W WT HARRIS BLVD CHARLOTTE, NC 28262-8522	140,473,735.02	10.72%
Institutional Select	MORGAN STANLEY INVESTMENT MANAGEMENT ATTN MICHAEL AGOSTA 750 SEVENTH AVE, 12TH FL NEW YORK, NY 10019-6835	50,984.58	100.00%

Exhibit B-4

Class	Name and Address	Shares	% of Class
Investor	MORGAN STANLEY INVESTMENT MANAGEMENT ATTN MICHAEL AGOSTA 750 SEVENTH AVE, 12TH FL NEW YORK, NY 10019-6835	50,954.54	100.00%
Participant	MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1300 THAMES ST WHARF, 6TH FL BALTIMORE, MD 21231-3496	18,318,627,673.77	100.00%

Prime Portfolio

Class	Name and Address	Shares	% of Class
Advisory	CITIBANK NA FBO 110831 480 WASHINGTON BLVD, 30TH FLOOR JERSEY CITY, NJ 07310-2053	1,307,618.54	78.82%
	CITIBANK NA FBO 110833 480 WASHINGTON BLVD, 30TH FLOOR JERSEY CITY, NJ 07310-2053	295,079.53	17.79%
Cash Management	MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1300 THAMES ST WHARF, 6TH FL BALTIMORE, MD 21231-3496	5,274,208.11	99.42%
Institutional	BOFA SECURITIES, INC. FBO CUSTOMERS ATTN MONEY FUND 200 N COLLEGE ST, FL 3 CHARLOTTE, NC 28202-2191	1,928,768,026.61	11.87%
	HARE & CO 2 ATTN STIF OPERATIONS PO BOX 223910 PITTSBURGH, PA 15251-2910	1,077,516,929.41	6.63%
	MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1300 THAMES ST WHARF, 6TH FL BALTIMORE, MD 21231-3496	2,758,126,726.15	16.97%
	NEW YORK STATE COMMON RETIREMENT FUND SECURITIES FINANCE TRUST CO AS AGENT ATTN SONYA SILVA 1 BOSTON PL, 24TH FL BOSTON, MA 02108-4407	2,243,868,256.44	13.81%
	STAR OHIO ATTN DIRECTOR OF INVESTMENTS 30 E BROAD ST, FL 9 COLUMBUS, OH 43215-3414	1,450,829,323.93	8.93%

Exhibit B-5

Class	Name and Address	Shares	% of Class
	WELLS FARGO BANK FBO CUSTOMERS ATTN MONEY FUNDS 1525 W WT HARRIS BLVD CHARLOTTE, NC 28262-8522	1,499,254,522.30	9.22%
Institutional Select	REGIONS BANK FBO CLIENT ATTN REGIONS LIQUIDITY MANAGER 1900 5TH AVE N, FL 14TH BIRMINGHAM, AL 35203-2610	1,000,616.37	17.48%
	REGIONS BANK FBO CLIENT ATTN REGIONS LIQUIDITY MANAGER 1900 5TH AVE N, FL 14TH BIRMINGHAM, AL 35203-2610	1,762,989.22	30.80%
	REGIONS BANK FBO CLIENT ATTN REGIONS LIQUIDITY MANAGER 1900 5TH AVE N, FL 14TH BIRMINGHAM, AL 35203-2610	2,001,279.57	34.96%
	REGIONS BANK FBO CLIENT ATTN REGIONS LIQUIDITY MANAGER 1900 5TH AVE N, FL 14 BIRMINGHAM, AL 35203-2670	908,129.83	15.86%

Tax-Exempt Portfolio

Class	Name and Address	Shares	% of Class
Institutional	BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787	19,288,370.62	8.20%
	HARE & CO 2 ATTN STIF OPERATIONS PO BOX 223910 PITTSBURGH, PA 15251-2910	45,450,608.10	19.32%
	MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1300 THAMES ST WHARF, 6TH FL BALTIMORE, MD 21231-3496	162,378,684.26	69.03%
Institutional Select	MORGAN STANLEY INVESTMENT MANAGEMENT ATTN MICHAEL AGOSTA 750 SEVENTH AVE, 12TH FL NEW YORK, NY 10019-6835	50,738.32	100.00%
Management	MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1300 THAMES ST WHARF, 6TH FL BALTIMORE, MD 21231-3496	4,644,591.29	99.72%

Exhibit B-6

Treasury Portfolio

Class	Name and Address	Shares	% of Class
Administrative	CITY OF MARQUETTE ATTN GARY SIMPSON 300 W BARAGA AVE MARQUETTE, MI 49855-4712	2,009,876.47	61.01%
	FRED M LUTH & SONS INC ATTN BILL LUTH 4516 MCREE AVE SAINT LOUIS, MO 63110-2238	981,018.48	29.78%
	ZIONS FIRST NATIONAL BANK TRUST DEPT ATTN ROBYN BROADHEAD PO BOX 30880 SALT LAKE CITY, UT 84130-0880	186,646.92	5.67%
Advisory	CBNA FBO TACO BELL FRANCHISOR SENIOR INTEREST RESERVE AC I ATTN TACO BELL FUNDING 480 WASHINGTON BLVD, FL 30TH JERSEY CITY, NJ 07310-2053	34,122,353.69	6.68%
	HUNTINGTON NATIONAL BANK CAREY & CO 7 EASTON OVAL EA4E70 COLUMBUS, OH 43219-6010	30,777,760.63	6.02%
	SEI PRIVATE TRUST COMPANY C/O REGIONS BANK 1 FREEDOM VALLEY DR OAKS, PA 19456-9989	113,333,409.48	22.18%
	STATE STREET BANK & TRUST CO CUST FBO FNZ TR CO CLIENTS 1 HERITAGE DR, #OHD3 NORTH QUINCY, MA 02171-2105	246,603,173.71	48.26%
	ZIONS FIRST NATIONAL BANK TRUST DEPT ATTN ROBYN BROADHEAD PO BOX 30880 SALT LAKE CITY, UT 84130-0880	38,933,455.30	7.62%
Cash Management	MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1300 THAMES ST WHARF, 6TH FL BALTIMORE, MD 21231-3496	17,397,949.13	100.00%
Institutional	HARE & CO 2 ATTN STIF OPERATIONS PO BOX 223910 PITTSBURGH, PA 15251-2910	3,789,555,807.62	15.78%
	STATE STREET BANK AND TRUST CO C/O CASH SWEEP FBO MORGAN STANLEY FUNDS ATTN CASH SWEEP SUPPORT RICH LETHAM 1776 HERRITAGE DRIVE NORTH QUINCY, MA 02171-2119	4,346,497,188.69	18.10%

Exhibit B-7

Class	Name and Address	Shares	% of Class
	US BANK NA FBO SVB PO BOX 1787 MILWAUKEE, WI 53201-1787	3,558,091,642.26	14.82%
Institutional Select	SILICON VALLEY BANK ATTN LIQUIDITY MNGT MIDDLE OFFICE 3003 TASMAN DR SANTA CLARA, CA 95054-1191	15,443,176,058.56	99.98%
Investor	GATEWAY ARCH PARK FOUNDATION CONSTRUCTION ESCROW SET ASIDE ATTN JANIS COOPER 1 S MEMORIAL DR, STE 700 SAINT LOUIS, MO 63102-2439	14,711,088.97	54.92%
	MANUFACTURERS AND TRADERS TRUST COMPANY ATTN TRUST & INVESTMENT SERVICES 1100 WEHRLE DR WILLIAMSVILLE, NY 14221-7748	12,023,255.30	44.89%
Participant	UMB BANK NA ATTN TRUST DEPT MONEY MARKET DESK 928 GRAND BLVD MS 1010405 PO BOX 419260 KANSAS CITY, MO 64141-6260	4,544,221,532.83	100.00%
Select	MORGAN STANLEY INVESTMENT MANAGEMENT ATTN MICHAEL AGOSTA 750 SEVENTH AVE, 12TH FL NEW YORK, NY 10019-6835	50,572.29	100.00%

Treasury Securities Portfolio

Class	Name and Address	Shares	% of Class
Administrative	ZIONS FIRST NATIONAL BANK TRUST DEPT ATTN ROBYN BROADHEAD PO BOX 30880 SALT LAKE CITY, UT 84130-0880	18,613,108.91	99.73%
Advisory	AMALGAMATED BANK OF CHICAGO ATTN TRUST OPERATIONS 30 N LASALLE ST, 38TH FL, TRUST DEPT CHICAGO, IL 60602	5,470,803.00	25.88%
	CBNA FBO CMFT CORP CREDIT SECS LLC INTEREST COLL AC 12300200 ATTN CBNA FBO CMFT CORP CREDIT SECS LLC 480 WASHINGTON BLVD, FL 30 JERSEY CITY, NJ 07310-2053	4,136,798.34	19.57%

Exhibit B-8

Class	Name and Address	Shares	% of Class
	CBNA FBO CMFT CORP CREDIT SECS LLC PRINCIPAL COLL AC 12300100 ATTN CBNA FBO CMFT CORP CREDIT SECS LLC 480 WASHINGTON BLVD, FL 30 JERSEY CITY, NJ 07310-2053	6,413,118.90	30.34%
	MANUFACTURERS AND TRADERS TRUST COMPANY ATTN TRUST & INVESTMENT SERVICES 1100 WEHRLE DR WILLIAMSVILLE, NY 14221-7748	5,065,485.13	23.96%
Cash Management	MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1300 THAMES ST WHARF, 6TH FL BALTIMORE, MD 21231-3496	9,882,733.14	100.00%
Institutional	HARE & CO 2 B ATTN STIF OPERATIONS PO BOX 223910 PITTSBURGH, PA 15251-2910	3,823,995,842.82	7.06%
	HARE & CO 2 ATTN STIF OPERATIONS PO BOX 223910 PITTSBURGH, PA 15251-2910	3,084,237,099.17	5.69%
	MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1300 THAMES ST WHARF, 6TH FL BALTIMORE, MD 21231-3496	21,020,266,833.46	38.81%
	US BANK NA FBO SVB PO BOX 1787 MILWAUKEE, WI 53201-1787	6,379,413,607.19	11.78%
Institutional Select	CONTINENTAL STOCK TRANSFER & TRUST COMPANY ATF CLIENT ATTN M MULLINGS J ULLA N TILHOO S NELSON 1 STATE ST, FL 30 NEW YORK, NY 10004	277,869,020.19	36.57%
	CONTINENTAL STOCK TRANSFER & TRUST COMPANY ATF CLIENT ATTN M MULLINGS J ULLA N TILHOO S NELSON 1 STATE ST, FL 30 NEW YORK, NY 10004	414,046,057.46	54.49%
Investor	MORGAN STANLEY INVESTMENT MANAGEMENT ATTN MICHAEL AGOSTA 750 SEVENTH AVE, 12TH FL NEW YORK, NY 10019-6835	50,944.09	100.00%
Participant	BERKELEY POINT CAPITAL LLC DBA NEWMARK AS TTEE FOR FREDDIE MAC 8 SPRING HOUSE INNOVATION PARK, STE 200 AMBLER, PA 19002-1220	6,126.21	8.16%

Exhibit B-9

Class	Name and Address	Shares	% of Class
	BERKELEY POINT CAPITAL LLC DBA NEWMARK AS TTEE FOR FREDDIE MAC ATTN ROBERTA LOGUE 8 SPRING HOUSE INNOVATION PARK, STE 200 AMBLER, PA 19002-1220	18,216.61	24.27%
	MORGAN STANLEY INVESTMENT MANAGEMENT ATTN MICHAEL AGOSTA 750 SEVENTH AVE, 12TH FL NEW YORK, NY 10019-6835	50,717.26	67.57%
Select	MORGAN STANLEY INVESTMENT MANAGEMENT ATTN MICHAEL AGOSTA 750 SEVENTH AVE, 12TH FL NEW YORK, NY 10019-6835	50,556.23	100.00%

TFDI

Morgan Stanley Tax-Free Daily Income Trust

Class	Name and Address	Shares	% of Class
R	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ, FL 12 NEW YORK, NY 10004-1935	11,573,292.12	98.36%
S	MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1300 THAMES ST WHARF, 6TH FL BALTIMORE, MD 21231-3496	18,597,882.19	99.73%

USGMMT

Morgan Stanley U.S. Government Money Market Trust

Class	Name and Address	Shares	% of Class
R	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ, FL 12 NEW YORK, NY 10004-1935	474,726,262.83	83.01%
	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON, MA 02111-2901	87,161,607.61	14.72%
S	MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1300 THAMES ST WHARF, 6TH FL BALTIMORE, MD 21231-3496	122,354,766.49	99.91%

A Shareholder who beneficially owns, either directly or through one or more controlled companies, more than 25 percent of the voting securities of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. If a control person owns

Exhibit B-10

a sufficient number of a Portfolio's outstanding voting securities, then, for certain proposals, one or more such control persons may be able to approve, or to prevent approval, of such proposals without regard to votes by other Shareholders.

The Shareholders set forth in the foregoing tables are the Shareholders of record and may be deemed to be the beneficial owners of certain of the Shares listed for certain purposes under the securities laws. However, these entities generally do not have an economic interest in these Shares and would ordinarily disclaim any beneficial ownership therein. The Trusts generally have no knowledge whether all or any portion of the Shares owned of record are also owned beneficially.

Exhibit B-11

Exhibit C

EXECUTIVE OFFICER INFORMATION

The table below provides certain information regarding the current executive officers of each Trust.

Name, Address and Birth Year of Executive Officer	Position(s) Held with Each Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

Exhibit C-1

Exhibit D

JOINT GOVERNANCE COMMITTEE CHARTER
OF THE
MORGAN STANLEY FUNDS

AS ADOPTED ON JULY 31, 2003
AND AS AMENDED ON
FEBRUARY 20, 2007, JUNE 17, 2010, JUNE 27 AND 28, 2012,
MAY 29, 2013, MAY 28, 2014, JUNE 9, 2015, JUNE 15, 2016,
SEPTEMBER 28, 2017, JUNE 14, 2018, DECEMBER 5, 2018,
DECEMBER 11, 2019 AND MARCH 4, 2021

The Boards of Directors/Trustees (collectively, the "Board") of the registered investment companies (each a "Fund" and collectively, the "Funds") advised or managed by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (as listed in Exhibit A,1 as may be amended from time to time) have adopted and approved this Charter for the governance committee (the "Governance Committee") of the Board of the Funds.2

1.  COMPOSITION

The Governance Committee shall be comprised of no fewer than one Trustee of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee Chairperson shall also be designated by the full Board. From time to time the Chairman of the Board may participate in and vote at Governance Committee meetings. The Chairperson, his/her designee or a designee of a Committee member shall set the agenda for, and preside at, each meeting of the Governance Committee and shall engage in such other activities on behalf of the Governance Committee as shall be determined from time to time by the Governance Committee.

Each member of the Governance Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (1) is independent as defined in Section 303A.02 of the New York Stock Exchange Listed Company Manual; (2) is not an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"); and (3) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Fund or their investment adviser or any affiliated person of the adviser, other

1  Omitted

2  This Joint Governance Committee Charter has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Governance Committee Charter has been drafted as if there is a single Fund, a single Governance Committee and a single Board. The terms "Governance Committee," "Trustees" and "Board" mean the Governance Committee, Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Governance Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

Exhibit D-1

than fees from the Fund for serving as a member of the Board or Committees of the Board. Such independent directors or trustees are referred to herein as the "Independent Trustees."

2.  MEETINGS OF THE GOVERNANCE COMMITTEE

The Governance Committee may fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Governance Committee Charter. The Governance Committee, in its discretion, may request members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance Committee requests.

The Governance Committee shall meet independently at each regularly scheduled Board meeting and at such other times as deemed appropriate by the Governance Committee but no less frequently than four times per year. Members of the Governance Committee may participate in a meeting of the Governance Committee by means of conference call or similar communications equipment, including but not limited to Zoom or other video conference applications, by means of which all persons participating in such meeting can hear each other.

3.  AUTHORITY

The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Joint Governance Committee Charter.

4.  GOALS, DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

In carrying out its duties and responsibilities, the Governance Committee's policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee.

a.  Board Candidates and Nominees

In carrying out its mission to evaluate the suitability of potential candidates for election to the Board and function as the Nominating Committee and Compensation Committee for purposes of Section 303A.04 and 303A.05 of the New York Stock Exchange Listed Company Manual and recommend candidates for nomination by the Independent Trustees, the Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

i.  evaluate the suitability of potential trustee/director candidates proposed by Trustees, shareholders or others; and

ii.  recommend, for nomination by the Independent Trustees, candidates for election as an Independent Trustee by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund's organizational

Exhibit D-2

documents. Persons recommended by the Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange ("NYSE") as applicable to the Fund;

b.  Selection, Nomination of Committee Members

In carrying out its mission to appoint members of each standing committee and sub- committee of the Board, the Governance Committee shall appoint members of each standing committee and sub-committee of the Board, and may appoint persons as chairperson and, if desired, deputy chairperson, of each such committee and sub- committee in consultation with the Board. Evaluation by the Governance Committee of a person as a potential committee or sub-committee member shall include the factors set forth above under "Board Candidates and Nominees," to the extent that such factors are applicable or relevant. An individual may be nominated to serve on more than one committee or sub-committee of the Board.

c.  Corporate Governance

In carrying out its mission to develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the Board and act as the administrative committee with respect to Board policies and procedures, and committee or sub-committee policies and procedures, the Governance Committee shall have the following goals and principles with respect to Board corporate governance:

i.  monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

(1)  trustee/director qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended ("SOX Act") and the rules thereunder, the 1940 Act, and the NYSE;

(2)  trustee/director duties and responsibilities;

(3)  trustee/director access to management, and, as necessary and appropriate, independent advisers; and

(4)  trustee/director orientation and continuing education;

Exhibit D-3

ii.  review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX Act, the 1940 Act and the NYSE, and to recommend any desirable changes to the Board; and

iii.  consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board.

d.  Periodic Evaluations

In carrying out its mission to oversee periodic evaluations of the Board and any Committees of the Board, the Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each Committee. The Governance Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee shall address matters that the Governance Committee considers relevant to the Board's performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund's or the Board's or a Committee's policies or procedures. This report may be written or oral.

5.  AUTHORITY TO ENGAGE INDEPENDENT COUNSEL AND ADVISERS

The Governance Committee is authorized to: (a) engage independent counsel to the Funds' independent Directors/Trustees, and other advisers, as it determines to be necessary to carry out its duties; and (b) require the Funds to provide appropriate funding, as determined by the Governance Committee, for payment of compensation to the independent counsel and other advisers.

6.  INTERIM ACTIONS BY THE GOVERNANCE COMMITTEE

From time to time, the Governance Committee may delegate to the Chairperson or other designated Governance Committee member the responsibility to act, on an interim basis between meetings of the Governance Committee or Board, on governance related matters, provided that the Governance Committee or Board is not required by this Joint Governance Committee Charter or law to take such actions. In

Exhibit D-4

addition, interim actions may be taken by written consent of the Governance Committee. All other interim actions by the Chairperson or his/her designee not taken by consent or delegation will be submitted for ratification at the next meeting of the Governance Committee.

7.  MINUTES OF MEETINGS; REPORTING TO THE BOARD

The Governance Committee shall cause to be made and kept minutes of its meetings. The Governance Committee shall report to the Board its activities, findings and recommendations.

8.  REVIEW OF JOINT GOVERNANCE COMMITTEE CHARTER

The Governance Committee shall review this Joint Governance Committee Charter at least annually, and shall recommend any changes to the Board. This Joint Governance Committee Charter may be amended only by the Board, with the approval of a majority of the Independent Trustees.

Exhibit D-5

Exhibit E

AUDITOR FEES

Audit Fees

The aggregate fees billed by Ernst & Young LLP in connection with the annual audit of each Trust's financial statements for the two most recent fiscal years are set forth below.

	January 31, 2021	January 31, 2020
USGMMT	$34,317	$34,317
	October 31, 2021	October 31, 2020
MSILF	$244,342	$238,147
	December 31, 2021	December 31, 2020
CTFDI	$35,403	$34,506
TFDI	$35,403	$34,506

Audit-Related Fees

The aggregate audit-related fees billed by Ernst & Young LLP related to the annual audit of each Trust's financial statements for the two most recent fiscal years are set forth below.

	January 31, 2021	January 31, 2020
USGMMT	$0	$0
	October 31, 2021	October 31, 2020
MSILF	$0	$0
	December 31, 2021	December 31, 2020
CTFDI	$0	$0
TFDI	$0	$0

Exhibit E-1

Tax Fees

The aggregate fees billed by Ernst & Young LLP in connection with tax compliance, tax advice and tax planning for each Trust for the two most recent fiscal years are set forth below, which represent fees paid for the review of the Federal, state and local tax returns for each Trust.

	January 31, 2021	January 31, 2020
USGMMT	$0	$0
	October 31, 2021	October 31, 2020
MSILF	$0	$0
	December 31, 2021	December 31, 2020
CTFDI	$0	$0
TFDI	$0	$0

All Other Fees

All fees billed by Ernst & Young LLP for any other products and services not set forth above for each Trust for the two most recent fiscal years are set forth below.

	January 31, 2021	January 31, 2020
USGMMT	$0	$0
	October 31, 2021	October 31, 2020
MSILF	$0	$0
	December 31, 2021	December 31, 2020
CTFDI	$0	$0
TFDI	$0	$0

Audit Committee Pre-Approval

It is the policy of the Audit Committee of the Board of each Trust to review and pre-approve all auditing and non-auditing services to be provided to the Trust by the Trust's independent auditor. The Audit Committee Audit and Non-Audit Pre-Approval Policy and Procedures (the "Policy") requires each Audit Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditors. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. The Policy is included in Appendix A.

Exhibit E-2

All of the audit fees, audit-related fees, tax fees and other fees described above for which Ernst & Young LLP billed a Trust for the fiscal years indicated were pre-approved by the Audit Committee. None of the audit-related fees, tax fees and other fees were approved by the Audit Committee pursuant to the "de minimis exception" set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X. Ernst & Young LLP did not provide any audit-related, tax, or other non-audit services to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to a Trust that the Audit Committee was required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Aggregate Non-Audit Fees Paid by the Adviser and Affiliated Entities

The aggregate fees billed for professional services rendered by Ernst & Young LLP for all other services provided to each Trust, the Adviser, and to any entities controlling, controlled by or under common control with the Adviser that provide ongoing services to a Trust were:

	2021	2020
Fiscal year end 1/31	$231,320	$565,939
Fiscal year end 10/31	$25,983,885	$336,320
Fiscal year end 12/31	$25,983,885	$231,320

The Audit Committee of the Board of each Trust, as applicable, has considered whether the provision of non-audit services and the provision of services to affiliates of the Adviser is compatible with maintaining the independence of Ernst & Young LLP.

Exhibit E-3

APPENDIX A

AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 20191

1.  Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee or its delegate ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

1  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2.  Delegation

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.  Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.  Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.  Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.  All Other Services

The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.  Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.  Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund's Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairperson of the Audit Committee will be submitted to the Audit Committee by the Fund's Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Fund's Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Principal Financial and Accounting Officer and management will immediately report to the Chairperson of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Principal Financial and Accounting Officer or any member of management.

9.  Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB's Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  Covered Entities

Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

Morgan Stanley Services Group

EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE AT THE TELEPHONIC MEETING on February 25, 2022 at 9:00 a.m. Eastern Time. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting. Please detach at perforation before mailing. PROXY JOINT SPECIAL MEETING OF SHAREHOLDERS OF MORGAN STANLEY CALIFORNIA TAX-FREE DAILY INCOME TRUST, MORGAN STANLEY INSTITUTIONAL LIQUIDITY FUNDS, MORGAN STANLEY TAX-FREE DAILY INCOME TRUST, MORGAN STANLEY U.S. GOVERNMENT MONEY MARKET TRUST TO BE HELD ON FEBRUARY 25, 2022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EACH TRUST. The undersigned hereby constitutes and appoints John H. Gernon, Mary E. Mullin, Michael J. Key and Francesca Mead, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all common shares of the Portfolio(s) held of record by the undersigned on December 27, 2021, at the Joint Special Meeting of Shareholders to be held by audio teleconference on February 25, 2022, at 9:00 a.m., Eastern time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned shareholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournments or postponements thereof. If no direction is made, this proxy will be voted FOR the Proposal. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1 - 80 0-337 -35 0 3 WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. LIQ_32487_010422 xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held via audio teleconference only on February 25, 2022. The Joint Proxy Statement for this meeting is available at: https://www.proxy-direct.com/mor-32487 IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU DO NOT NEED TO RETURN THIS PROXY CARD PORTFOLIOS MS California Tax-Free Daily Income Trust MSILF Government Securities Portfolio MSILF Treasury Portfolio MS U.S. Government Money Market Trust PORTFOLIOS MSILF ESG Money Market Portfolio MSILF Prime Portfolio MSILF Treasury Securities Portfolio PORTFOLIOS MSILF Government Portfolio MSILF Tax-Exempt Portfolio MS Tax-Free Daily Income Trust Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A 1. Proposal THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE “FOR ALL”. To elect five (5) Trustees of the Trusts: FOR WITHHOLD ALLALL FOR ALL EXCEPT  01. Nancy C. Everett 04. Frances L. Cashman 02. Jakki L. Haussler 05. Eddie A. Grier 03. Patricia A. Maleski   INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. 2. To consider and act upon any other business as may properly come before the Meeting and any adjournments or postponements thereof. Authorized Signatures  This section must be completed for your vote to be counted.  Sign and Date Below B Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each stockholder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy)  Please print date below Signature 1  Please keep signature within the box Signature 2  Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx LIQ1 32487 xxxxxxxx

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope VOTE AT THE TELEPHONIC MEETING on February 25, 2022 at 9:00 a.m. Eastern Time. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting. Please detach at perforation before mailing. VOTING INSTRUCTION CARD JOINT SPECIAL MEETING OF SHAREHOLDERS OF MORGAN STANLEY CALIFORNIA TAX-FREE DAILY INCOME TRUST, MORGAN STANLEY INSTITUTIONAL LIQUIDITY FUNDS, MORGAN STANLEY TAX-FREE DAILY INCOME TRUST, MORGAN STANLEY U.S. GOVERNMENT MONEY MARKET TRUST TO BE HELD ON FEBRUARY 25, 2022 [INSURANCE COMPANY NAME DROP-IN] This Voting Instruction Card is solicited by the above-named insurance company seeking voting instructions with respect to shares of the Portfolio(s), for which it is the record or beneficial owner on your behalf. The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Portfolio(s) be cast as directed on the reverse side at the Joint Special Meeting of Shareholders to be held by audio teleconference on February 25, 2022, at 9:00 a.m., Eastern time, and at any adjournments or postponements thereof. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above-named insurance company to exercise its discretion in voting upon such other business as may properly come before the Meeting or any adjournments or postponements thereof. The Voting Instruction Card, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, the votes attributable to this Voting Instruction Card will be voted FOR the proposal listed on the reverse side. Shares of the Portfolio(s) for which no instructions are received will be voted in the same proportion as votes for which instructions are received for the Portfolio(s). VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1 - 86 6-298 -84 7 6 WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE. LIQ_32487_010422_VI xxxxxxxxxxxxxx code

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held via audio teleconference only on February 25, 2022. The Joint Proxy Statement for this meeting is available at: https://www.proxy-direct.com/mor-32487 IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU DO NOT NEED TO RETURN THIS VOTING INSTRUCTION CARD PORTFOLIOS MS California Tax-Free Daily Income Trust MSILF Government Securities Portfolio MSILF Treasury Portfolio MS U.S. Government Money Market Trust PORTFOLIOS MSILF ESG Money Market Portfolio MSILF Prime Portfolio MSILF Treasury Securities Portfolio PORTFOLIOS MSILF Government Portfolio MSILF Tax-Exempt Portfolio MS Tax-Free Daily Income Trust Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A 1. Proposal THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE “FOR ALL”. To elect five (5)Trustees of the Trusts: FOR WITHHOLD ALLALL FOR ALL EXCEPT    01. Nancy C. Everett 04. Frances L. Cashman 02. Jakki L. Haussler 05. Eddie A. Grier 03. Patricia A. Maleski INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. 2. To consider and act upon any other business as may properly come before the Meeting and any adjournments or postponements thereof. Authorized Signatures  This section must be completed for your vote to be counted.  Sign and Date Below B Note: Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each stockholder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy)  Please print date below Signature 1  Please keep signature within the box Signature 2  Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx LIQ2 32487 xxxxxxxx